BLACKROCK GLOBAL SMALLCAP FUND, INC.

(the “Fund”)

Supplement dated August 30, 2017 to

the Summary Prospectus, the Prospectus and the Statement of Additional Information

of the Fund, each dated October 28, 2016, as amended and supplemented to date

The Board of Directors (the “Board”) of BlackRock Global SmallCap Fund, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Advantage Global Fund, Inc.” and certain changes to the Fund’s investment objective and investment strategies. The Board also approved contractual expense caps for each class of the Fund’s shares. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark index against which the Fund compares its performance.

The investment objective of the Fund is currently a fundamental policy, which means that any change to the Fund’s investment objective is subject to shareholder approval. The shareholders of the Fund were asked to approve a change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval upon prior notice to shareholders (“Proposal 1”). In addition, the shareholders of the Fund were asked to approve making certain changes to the Fund’s fundamental investment restrictions (collectively, “Proposal 4” and, together with Proposal 1, the “Proposals”). The Board also approved making certain changes to the Fund’s non-fundamental investment restrictions, which do not require shareholder approval.

On July 27, 2017, the Board adopted a policy (the “Policy”) whereby, contingent on shareholder approval of Proposal 1, the Board agrees to not change the Fund’s proposed investment objective or the Policy in the future without obtaining the “vote of a majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended.

At a special meeting on August 24, 2017, shareholders of the Fund approved the Proposals. The Fund’s name change, the changes to the investment objective and investment strategies, portfolio management team, benchmark index and fundamental and non-fundamental investment restrictions described above and the addition of contractual expense caps are expected to take effect on or about October 26, 2017.

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Shareholders should retain this Supplement for future reference.

PR2SAI-18187-0817SUP